Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load Variable Universal Life and

Ameritas Low-Load Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Ameritas Advisor VUL®

Prospectus Dated May 1, 2019

Ameritas Advisor II VUL

Prospectus Dated May 1, 2025

Supplement Dated January 9, 2026

A majority of independent trustees of Vanguard Variable Insurance Funds, on behalf of Diversified Value Portfolio (the "Portfolio") have approved a restructuring of the Portfolio's investment advisory team, removing Lazard Asset Management LLC as advisor to the Portfolio and adding Aristotle Capital Management, LLC and Harris Associates L.P. as advisors to the Portfolio. Hotchkis and Wiley Capital Management, LLC will remain an advisor of the Portfolio. Therefore, effective immediately, Aristotle Capital Management, LLC and Harris Associates L.P. are added as advisors to the Portfolio Subaccount Investment Option in your Policy prospectus and Lazard Asset Management LLC is removed.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 934 01-26